UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

# Putnam Absolute Return 100 Fund®

## Semiannual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 12, 2015

Putnam Absolute Return 100 Fund®

# Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 100 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

**The fund's management team has experience in absolute return investing over market cycles.**

Featured
from left to right:

**D. William Kohli**
*(industry since 1987)*

**Michael V. Salm**
*(industry since 1989)*

**Kevin F. Murphy**
*(industry since 1988)*

**Paul D. Scanlon, CFA**
*(industry since 1986)*

The fund is not intended to outperform stocks and bonds during strong market rallies.

## Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

| | Absolute return funds | Traditional bond funds | Traditional balanced funds | U.S. stock funds | International stock funds |
|---|---|---|---|---|---|
| **Absolute flexibility** Free to change holdings rather than follow one market or asset class | ● | | | | |
| **Defines positive return targets** Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more) | ● | | | | |
| **Available strategies** | | | | | |
| U.S. bonds | ● | ● | ● | | |
| U.S. stocks | ● | | ● | ● | |
| Foreign bonds | ● | ● | ● | | |
| Foreign stocks | ● | | ● | | ● |
| Emerging markets | ● | | | | ● |
| Commodities | ● | | | | |
| Hedging strategies | ● | ● | | | ● |
| REITs | ● | | | | |
| Cash | ● | | | | |

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

## Putnam Absolute Return 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

**Standard deviation of returns since fund inception 12/23/08–4/30/15**

Treasury bills 0.05%
Putnam Absolute Return 100 Fund® 1.10%
Bonds 2.84%
Stocks 14.55%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 100 Fund

Absolute Return 100 Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Absolute Return 100 Fund® (PARTX)
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
Fund's target
Fund's benchmark plus 1.00%
1.39
1.15
0.15
1.12
0.89
0.12
1.37
1.10
0.10
1.07
0.49
0.07
0.20
0.04
LIFE OF FUND
(since 12/23/08)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. No information for the target return is provided for periods of less than one year.

The fund is not expected to outperform during periods of market rallies.

*Returns for the six-month period are not annualized, but cumulative.

4     Absolute Return 100 Fund

Interview with your fund’s portfolio manager

D. William Kohli

Bill, how would you describe the bond market environment during the six-month reporting period ended April 30, 2015?

The period was marked by episodes of interest-rate volatility, but rates generally moved lower. We were not surprised to see some degree of rate volatility, given that the Federal Reserve ended its bond-buying program immediately prior to the period. In doing so, the Fed removed a major source of demand for intermediate-maturity U.S. Treasuries and agency mortgage-backed securities. Additionally, in January, the European Central Bank [ECB] officially announced its version of quantitative easing, with the goal of stimulating eurozone economies and fending off deflation in the region.

January was a pivotal month during the period, as the combination of a stock market pullback, weaker-than-expected U.S. economic data, and doubts about the efficacy of the ECB’s stimulus program fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.64%, its low for the period. In February, concern that the U.S. central bank might start raising rates in June hampered Treasuries, causing prices to fall and yields to move higher. During March, however, dovish comments by Fed Chair Janet Yellen reassured investors that the central bank is likely to take a deliberate

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 100 Fund     5

approach when it begins raising rates, which helped Treasuries modestly rebound. In late April, however, Treasury yields rose once again as a selloff in German government bonds highlighted concerns about elevated bond valuations and dampened investor demand for securities considered to be global safe havens.

Turning to performance, the fund generated a slightly positive return at net asset value during the six-month reporting period. Which holdings and strategies helped the most?

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS], were among the top contributors. Mezzanine CMBS benefited from supportive commercial real estate fundamentals, a generally improving U.S. economy, and persistent investor demand for higher-yielding bonds.

Our security selection among investment-grade corporate bonds also aided the fund’s return, as yields of corporate securities over Treasuries modestly tightened during the period. [Prices of credit-sensitive bonds rise when their yields over Treasuries narrow.]

Overseas, a small position in emerging-market debt, primarily in Argentina, provided a further marginal boost to performance, fueled by rising oil prices in March and April.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6     Absolute Return 100 Fund

“Although first-quarter GDP growth
was disappointing, we remain positive
on the U.S. economic recovery.”

Bill Kohli

Which strategies didn’t work as well during the six-month period?

The fund’s interest-rate and yield-curve positioning slightly detracted. We continued our strategy of seeking to avoid directional interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — negative on a net basis. Unfortunately, because rates fell significantly in January, and trended lower for the period as a whole, this positioning worked against the fund’s performance.

How did you use derivatives during the period?

We primarily used interest-rate swaps and Treasury bond futures to take tactical positions at various points along the yield curve. We also employed interest-rate “swaptions” — which give us the option to enter into a swap contract — to hedge the portfolio’s interest-rate risk.

What is your outlook for the coming months, and how are you positioning the fund?

Although first-quarter GDP growth was disappointing, we remain positive on the

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECURITY TYPE	COUPON/MATURITY
Station Place Securitization Trust 144A FRB Ser. 14–2, Class A (4.0%)	Asset-backed securities	1.055%, 2016
Federal Home Loan Mortgage Corporation Ser. 3835, Class FO, PO (0.8%)	Mortgage-backed securities	zero %, 2041
Actavis Funding SCS company guaranty sr. unsec. unsub. notes (Luxembourg) (0.8%)	Corporate bonds and notes	1.850%, 2017
Dexia Credit Local SA/New York 144A government guaranty sr. unsec. unsub. notes (France) (0.8%)	Corporate bonds and notes	1.250%, 2016
ABN Amro Bank NV 144A sr. unsec. FRN (Netherlands) (0.8%)	Corporate bonds and notes	1.079%, 2016
Government National Mortgage Association Ser. 13–22, Class IK, IO (0.8%)	Mortgage-backed securities	3.000%, 2037
Credit Agricole SA/London 144A sr. unsec. FRN (United Kingdom) (0.8%)	Corporate bonds and notes	1.435%, 2016
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 06-LDP8, Class AJ (0.8%)	Mortgage-backed securities	5.480%, 2045
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E (0.7%)	Mortgage-backed securities	5.381%, 2045
Federal Home Loan Mortgage Corporation IFB Ser. 314, Class AS, IO (0.7%)	Mortgage-backed securities	5.709%, 2043

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 100 Fund     7

U.S. economic recovery. We believe the first-quarter slowdown was largely the result of weaker-than-expected consumer spending despite lower oil and gas prices, along with harsh winter weather in many parts of the country.

During the past year, rising hourly wages and lower gasoline prices benefited lower-wage workers, which we thought would bolster consumer spending. However, rather than spending more, these consumers increased their savings. Quite recently, though, data suggest this trend may be reversing to some degree, which is consistent with our fundamental view. According to the Commerce Department, personal spending increased slightly in February and March, after being down in December and January. At the same time, the personal savings rate reached 5.7% in February, its highest level since the end of 2012, but declined to 5.3% in March. In our view, as the effects of an unseasonably cold winter in the East and Midwest dissipate, we think consumer spending will rise.

We continue to believe that the Fed is likely to begin raising its target for short-term interest rates sometime in 2015. However, with inflation stubbornly below the central bank’s 2% target at the end of the reporting period, we think the first increase won’t occur until the Fed sees enough consistent data to persuade it that the U.S. recovery is accelerating.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Absolute Return 100 Fund

As for portfolio positioning, we shifted the fund’s duration from negative to about neutral by period-end. We plan to maintain our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine CMBS and investment-grade corporate bonds.

As for prepayment risk, we expect to retain our holdings of government-agency interest-only collateralized mortgage obligations. We should note that we are cognizant of a risk emanating from a new Federal Housing Administration policy that reduces the mortgage insurance premiums charged to certain borrowers. While we acknowledge that this policy could accelerate refinancing to some extent, we believe it is unlikely to have a major impact on the overall pace of residential refinancing. Furthermore, we continue to find prepayment risk attractive, as we believe there is the potential for higher interest rates as the U.S. economic recovery matures.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 100 Fund     9

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	9.17%	8.08%	7.20%	7.20%	4.13%	4.13%	8.73%	7.92%	7.47%	10.95%	11.01%	10.95%
Annual average	1.39	1.23	1.10	1.10	0.64	0.64	1.33	1.21	1.14	1.65	1.66	1.65
5 years	4.51	3.46	3.46	3.46	0.69	0.69	4.31	3.53	3.29	5.81	5.86	5.81
Annual average	0.89	0.68	0.68	0.68	0.14	0.14	0.85	0.70	0.65	1.14	1.15	1.13
3 years	4.15	3.11	3.42	3.42	1.78	1.78	4.02	3.24	3.38	5.00	5.05	5.00
Annual average	1.37	1.03	1.13	1.13	0.59	0.59	1.32	1.07	1.11	1.64	1.66	1.64
1 year	0.49	–0.51	0.25	–0.74	–0.31	–1.30	0.45	–0.30	0.32	0.76	0.77	0.77
6 months	0.20	–0.80	0.05	–0.94	–0.21	–1.20	0.16	–0.59	0.12	0.28	0.37	0.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 100 Fund     11

Comparative index returns For periods ended 4/30/15

	BofA Merrill Lynch U.S. Treasury Bill Index	Barclays U.S. Aggregate Bond Index
Life of fund	0.96%	33.68%
Annual average	0.15	4.68
5 years	0.60	22.38
Annual average	0.12	4.12
3 years	0.29	8.01
Annual average	0.10	2.60
1 year	0.07	4.46
6 months	0.04	2.06

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the 6-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.130		$0.105	$0.049	$0.126		$0.112	$0.158	$0.158	$0.158
Capital gains	—		—	—	—		—	—	—	—
Total	$0.130		$0.105	$0.049	$0.126		$0.112	$0.158	$0.158	$0.158
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/14	$10.25	$10.35	$10.20	$10.15	$10.23	$10.31	$10.18	$10.32	$10.31	$10.29
4/30/15	10.14	10.24	10.10	10.08	10.12	10.20	10.08	10.19	10.19	10.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Absolute Return 100 Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	8.95%	7.86%	7.10%	7.10%	4.02%	4.02%	8.52%	7.70%	7.26%	10.84%	10.79%	10.73%
Annual average	1.38	1.21	1.10	1.10	0.63	0.63	1.31	1.19	1.12	1.66	1.65	1.64
5 years	4.50	3.46	3.55	3.55	0.69	0.69	4.30	3.52	3.28	6.01	5.96	5.90
Annual average	0.88	0.68	0.70	0.70	0.14	0.14	0.85	0.69	0.65	1.17	1.16	1.15
3 years	3.74	2.70	3.11	3.11	1.48	1.48	3.61	2.83	2.97	4.69	4.64	4.58
Annual average	1.23	0.89	1.03	1.03	0.49	0.49	1.19	0.93	0.98	1.54	1.52	1.51
1 year	0.49	–0.51	0.35	–0.65	–0.21	–1.20	0.45	–0.30	0.22	0.86	0.76	0.77
6 months	0.00	–1.00	–0.15	–1.13	–0.40	–1.40	–0.04	–0.79	–0.18	0.18	0.08	0.08

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/14	0.65%	0.85%	1.40%	0.70%	0.90%	0.40%	0.40%	0.40%
Annualized expense ratio for the six-month period ended 4/30/15*	0.67%	0.87%	1.42%	0.72%	0.92%	0.42%	0.42%	0.42%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 4/30/15.

Absolute Return 100 Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.33	$4.32	$7.03	$3.57	$4.56	$2.09	$2.09	$2.09
Ending value (after expenses)	$1,002.00	$1,000.50	$997.90	$1,001.60	$1,001.20	$1,002.80	$1,003.70	$1,003.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.36	$4.36	$7.10	$3.61	$4.61	$2.11	$2.11	$2.11
Ending value (after expenses)	$1,021.47	$1,020.48	$1,017.75	$1,021.22	$1,020.23	$1,022.71	$1,022.71	$1,022.71

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Absolute Return 100 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

Absolute Return 100 Fund     15

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Absolute Return 100 Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund     17

The fund’s portfolio 4/30/15 (Unaudited)

CORPORATE BONDS AND NOTES (37.9%)*	Principal amount	Value
Banking (17.0%)
Abbey National Treasury Services PLC/London company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	$462,000	$463,316
ABN Amro Bank NV 144A sr. unsec. FRN 1.079s, 2016 (Netherlands)	2,000,000	2,011,072
American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.48s, 2017	586,000	585,075
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,159,000	1,166,589
Bank of America, NA unsec. sub. FRN Ser. BKNT, 0.551s, 2016	1,740,000	1,733,766
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	423,000	434,652
Bank of New York Mellon Corp. (The) sr. unsec. FRN 0.507s, 2015	1,700,000	1,701,547
Bank of Nova Scotia sr. unsec. unsub. FRN 0.671s, 2016 (Canada)	1,300,000	1,302,938
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	430,000	430,737
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	430,000	429,773
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN 0.711s, 2016 (Japan)	1,000,000	1,000,565
BB&T Corp. unsec. sub. notes 5.2s, 2015	1,000,000	1,028,083
BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)	490,000	490,504
BNP Paribas SA 144A company guaranty unsec. sub. notes 4.8s, 2015 (France)	1,000,000	1,005,918
BPCE SA company guaranty sr. unsec. FRN Ser. MTN, 1.527s, 2016 (France)	1,000,000	1,008,627
Branch Banking & Trust Co. unsec. sub. FRN 0.59s, 2016	250,000	249,133
Citigroup, Inc. sr. unsec. sub. FRN 0.534s, 2016	500,000	497,718
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	456,000	479,340
Commonwealth Bank of Australia/New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	588,000	589,692
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	385,000	400,301
Credit Agricole SA/London 144A sr. unsec. FRN 1.435s, 2016 (United Kingdom)	1,950,000	1,964,684
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	449,000	492,788
Dexia Credit Local SA/New York 144A government guaranty sr. unsec. unsub. notes 1 1/4s, 2016 (France)	2,000,000	2,013,296
Fifth Third Bancorp unsec. sub. FRB 0.69s, 2016	1,230,000	1,222,996
HBOS PLC unsec. sub. FRN Ser. EMTN, 0.964s, 2017 (United Kingdom)	1,000,000	994,758
HSBC Finance Corp. sr. unsec. unsub. FRN 0.692s, 2016	1,000,000	998,727
ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	647,297
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	428,000	434,767
JPMorgan Chase Bank, NA unsec. sub. FRN 0.6s, 2016	1,000,000	998,020

18     Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value
Banking cont.
KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN, 5.45s, 2016	$1,115,000	$1,156,506
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	447,000	454,585
Mizuho Securities USA, Inc. 144A unsec. FRN 0.665s, 2015	1,500,000	1,499,915
National Australia Bank, Ltd./New York sr. unsec. notes 1.6s, 2015 (Australia)	750,000	752,488
Nationwide Building Society 144A unsec. sub. notes 5s, 2015 (United Kingdom)	1,500,000	1,514,750
Nordea Bank AB 144A sr. unsec. FRN 0.718s, 2016 (Sweden)	1,525,000	1,530,682
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	430,000	431,240
Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, 0.724s, 2016 (Canada)	1,000,000	1,003,330
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	435,000	443,812
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	1,535,000	1,605,348
Santander US Debt SAU company guaranty sr. unsec. unsub. notes Ser. REGS, 3.781s, 2015 (Spain)	1,000,000	1,011,892
Svenska Handelsbanken AB company guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	250,000	258,245
Svenska Handelsbanken AB sr. unsec. FRN 0.715s, 2016 (Sweden)	1,000,000	1,003,362
UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	374,000	414,442
UBS AG/Stamford, CT unsec. sub. notes 7 3/8s, 2015	775,000	784,781
US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	450,000	451,561
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)	200,000	200,460
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	423,000	432,075
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	78,000	79,653
		41,805,806
Basic materials (1.0%)
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	423,000	471,838
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	430,000	432,000
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	245,000	308,100
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	1,000,000	1,042,500
Southern Copper Corp. sr. unsec. unsub. notes 5 7/8s, 2045 (Peru)	200,000	197,845
		2,452,283
Capital goods (0.2%)
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	430,000	479,371
		479,371
Communication services (2.4%)
AT&T, Inc. sr. unsec. unsub. FRN 0.643s, 2016	1,000,000	1,000,035
AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	1,000,000	993,495
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	430,000	432,290

Absolute Return 100 Fund     19

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	$430,000	$470,334
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	313,000	362,652
Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	815,000	824,253
Verizon Communications, Inc. sr. unsec. unsub. FRN 1.801s, 2016	1,000,000	1,015,566
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	744,000	741,242
		5,839,867
Consumer cyclicals (2.0%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	423,000	422,914
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	365,000	409,940
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	100,000	110,375
Dollar General Corp. sr. unsec. notes 1 7/8s, 2018	300,000	298,049
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN 1.526s, 2016	1,000,000	1,006,536
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	750,000	796,875
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	430,000	431,656
Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN 0.696s, 2016 (Germany)	1,000,000	1,002,170
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	430,000	431,001
		4,909,516
Consumer finance (0.7%)
American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s, perpetual maturity	370,000	365,442
American Express Co. sr. unsec. notes 7s, 2018	286,000	328,623
American Express Co. sr. unsec. notes 6.15s, 2017	174,000	192,757
American Express Credit Corp. sr. unsec. sub. FRN 1.368s, 2015	900,000	901,136
		1,787,958
Consumer staples (2.0%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	430,000	431,552
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN 0.467s, 2017	700,000	698,617
ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	958,000	1,110,252
ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015	1,000,000	1,001,569
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	283,000	303,489
Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	320,643
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	430,000	440,013
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	202,000	203,858
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	427,000	428,594
		4,938,587

20     Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value
Energy (1.6%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	$430,000	$436,431
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	430,000	464,874
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	423,000	423,374
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	430,000	428,587
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	31,188
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6 1/4s, 2024 (Brazil)	490,000	484,973
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	185,000	188,234
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	430,000	444,590
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	462,000	499,337
Shell International Finance BV company guaranty sr. unsec. unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,084
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	423,000	428,398
		3,955,070
Financial (1.7%)
General Electric Capital Corp. sr. unsec. FRN Ser. GMTN, 0.926s, 2016	500,000	503,605
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	638,000	688,299
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.3s, 2015	1,500,000	1,500,000
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	229,000	233,057
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	1,204,000	1,277,936
		4,202,897
Health care (2.2%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	385,000	386,996
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 1.85s, 2017 (Luxembourg)	2,000,000	2,014,036
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	430,000	437,614
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	430,000	477,030
Johnson & Johnson sr. unsec. notes 5.15s, 2018	269,000	302,702
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	371,000	371,730
Mylan NV company guaranty sr. unsec. notes 1.8s, 2016	1,000,000	1,006,228
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	192,000	216,572
Zoetis, Inc. sr. unsec. notes 1.15s, 2016	265,000	264,930
		5,477,838
Insurance (2.0%)
Aflac, Inc. sr. unsec. notes 3.45s, 2015	1,000,000	1,008,044
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB 8 1/8s, 2038	235,000	265,550
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	430,000	456,884
Metropolitan Life Global Funding I 144A notes 3s, 2023	790,000	798,874
New York Life Global Funding 144A notes 3s, 2015	930,000	930,000

Absolute Return 100 Fund     21

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value
Insurance cont.
Principal Life Global Funding II 144A notes 1s, 2015	$260,000	$260,673
Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015	1,186,500	1,195,472
		4,915,497
Investment banking/Brokerage (0.1%)
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	324,000	317,794
		317,794
Real estate (2.0%)
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	550,000	541,886
Regency Centers LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2015	1,535,000	1,552,223
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	130,000	134,062
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	130,000	131,516
Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R	700,000	703,530
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	389,000	389,560
Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes 3 1/8s, 2015 R	1,400,000	1,418,859
		4,871,636
Technology (1.0%)
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	195,000	196,279
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	430,000	429,183
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	366,000	374,889
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	430,000	432,227
Western Union Co. (The) sr. unsec. unsub. FRN 1.262s, 2015	1,000,000	1,001,637
		2,434,215
Transportation (0.4%)
Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	677,381	718,024
Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	42,573	44,595
Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018	261,730	266,334
		1,028,953
Utilities and power (1.6%)
Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7 1/8s, 2018	289,000	342,905
Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016	1,500,000	1,515,272
Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s, perpetual maturity (France)	260,000	270,725
IPALCO Enterprises, Inc. sr. notes 5s, 2018	277,000	299,160
Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015	750,000	759,343
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	654,000	821,086
		4,008,491
Total corporate bonds and notes (cost $92,890,485)		$93,425,779

22     Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (24.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (6.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.754s, 2035	$30,745	$47,703
Ser. 2430, Class UD, 6s, 2017	24,800	25,665
IFB Ser. 314, Class AS, IO, 5.709s, 2043	7,120,680	1,766,717
Ser. 3724, Class CM, 5 1/2s, 2037	84,489	94,809
Ser. 2533, Class HB, 5 1/2s, 2017	55,622	58,060
Ser. 3331, Class NV, 5s, 2029	264,000	270,771
Ser. 2513, Class DB, 5s, 2017	30,786	31,967
Ser. 3539, Class PM, 4 1/2s, 2037	74,991	79,970
Ser. 311, IO, 3 1/2s, 2043	1,592,806	314,046
Ser. 3805, Class AK, 3 1/2s, 2024	96,773	99,522
Ser. 3876, Class CA, 2 3/4s, 2026	96,590	99,138
Ser. 3683, Class JH, 2 1/2s, 2023	33,791	34,013
Ser. 3609, Class LK, 2s, 2024	523,163	529,853
FRB Ser. T-8, Class A9, IO, 0.466s, 2028	141,372	1,944
FRB Ser. T-59, Class 1AX, IO, 0.271s, 2043	343,105	4,168
Ser. T-48, Class A2, IO, 0.212s, 2033	501,687	4,840
Ser. 3835, Class FO, PO, zero %, 2041	2,363,703	2,076,182
Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27 7/8s, 2031	114,831	139,187
IFB Ser. 05-75, Class GS, 19.706s, 2035	228,032	315,230
IFB Ser. 11-4, Class CS, 12.538s, 2040	332,428	405,260
Ser. 06-10, Class GC, 6s, 2034	276,128	279,580
IFB Ser. 13-101, Class AS, IO, 5.769s, 2043	2,047,191	535,832
IFB Ser. 13-92, Class SA, IO, 5.769s, 2043	4,192,866	1,069,307
IFB Ser. 13-103, Class SK, IO, 5.739s, 2043	4,347,108	1,136,305
IFB Ser. 13-102, Class SH, IO, 5.719s, 2043	4,094,780	1,029,387
Ser. 06-124, Class A, 5 5/8s, 2036	40,928	42,196
Ser. 05-68, Class PC, 5 1/2s, 2035	61,465	66,121
Ser. 09-86, Class PC, 5s, 2037	234,971	236,586
Ser. 02-65, Class HC, 5s, 2017	17,551	18,037
Ser. 09-100, Class PA, 4 1/2s, 2039	25,301	25,974
Ser. 11-60, Class PA, 4s, 2039	55,687	58,057
Ser. 03-43, Class YA, 4s, 2033	435,257	448,275
Ser. 11-89, Class VA, 4s, 2023	476,058	481,872
Ser. 04-2, Class QL, 4s, 2019	184,483	192,403
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,326,031	459,173
Ser. 10-155, Class A, 3 1/2s, 2025	48,476	49,578
Ser. 10-81, Class AP, 2 1/2s, 2040	186,169	189,850
FRB Ser. 03-W10, Class 1, IO, 0.955s, 2043	66,135	1,506
Ser. 98-W5, Class X, IO, 0.871s, 2028	264,409	13,055
Ser. 98-W2, Class X, IO, 0.76s, 2028	898,436	47,168
Government National Mortgage Association
IFB Ser. 12-34, Class SA, IO, 5.869s, 2042	1,721,099	385,957
Ser. 09-32, Class AB, 4s, 2039	49,642	52,493
Ser. 08-38, Class PS, 3 1/2s, 2037	9,951	9,974
Ser. 13-23, Class IK, IO, 3s, 2037	14,600,049	1,985,023
Ser. 10-151, Class KO, PO, zero %, 2037	259,753	235,133

Absolute Return 100 Fund     23

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
FRB Ser. 99-2, IO, 0.775s, 2027	$69,056	$518
FRB Ser. 98-3, IO, zero %, 2027	37,265	547
FRB Ser. 98-2, IO, zero %, 2027	32,957	237
FRB Ser. 98-4, IO, zero %, 2026	51,745	1,273
		15,450,462
Commercial mortgage-backed securities (16.2%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.634s, 2049 F	54,156	54,326
Ser. 06-5, Class A2, 5.317s, 2047	117,824	117,816
Ser. 06-6, Class A2, 5.309s, 2045	39,165	39,274
FRB Ser. 07-1, Class XW, IO, 0.503s, 2049	803,706	6,178
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 04-3, Class D, 5.627s, 2039	626,000	631,634
FRB Ser. 04-4, Class D, 5.073s, 2042	200,000	205,750
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.495s, 2035	54,461	28
FRB Ser. 04-4, Class XC, IO, 0.262s, 2042	206,798	446
Bear Stearns Commercial Mortgage Securities Trust Ser. 05-PWR9, Class AJ, 4.985s, 2042	365,000	365,383
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.598s, 2039	792,000	794,376
Citigroup Commercial Mortgage Trust
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	344,623	343,958
Ser. 14-GC21, Class AS, 4.026s, 2047	486,000	520,107
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14, Class XA, IO, 1.042s, 2047 F	9,510,857	453,444
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	613,000	636,202
Ser. 05-C6, Class AJ, 5.209s, 2044	1,110,000	1,119,024
FRB Ser. 14-CR18, Class C, 4.897s, 2047	1,407,000	1,521,863
FRB Ser. 13-LC13, Class XA, IO, 1.595s, 2046 F	7,928,534	562,156
FRB Ser. 14-CR17, Class XA, IO, 1.365s, 2047	5,788,032	418,530
COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL, 0.871s, 2049	1,500,000	1,456,800
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	320,520	346,962
FRB Ser. 03-C3, Class AX, IO, 2.047s, 2038	465,037	58
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	478,690	480,934
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.579s, 2044	255,000	273,780
First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035 F	156,738	157,284
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.821s, 2048	972,000	929,728
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.277s, 2045	42,426,370	4,927
GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3, 5.481s, 2049	821,410	822,186

24     Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	$1,751,000	$1,748,654
FRB Ser. 12-GCJ9, Class XA, IO, 2.512s, 2045	2,805,201	316,679
GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D, 4.561s, 2046	428,000	426,356
GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.9s, 2046	4,895,206	430,757
FRB Ser. 14-GC22, Class XA, IO, 1.239s, 2047 F	4,146,610	288,631
GS Mortgage Securities Trust 144A FRB Ser. 12-GC6, Class D, 5.824s, 2045	489,000	522,237
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.569s, 2047	326,000	334,050
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.277s, 2051	463,500	486,188
Ser. 08-C2, Class ASB, 6 1/8s, 2051	263,474	275,502
FRB Ser. 06-LDP6, Class B, 5.684s, 2043	475,000	475,930
FRB Ser. 05-CB11, Class C, 5.66s, 2037	500,000	524,510
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,861,000	1,904,957
Ser. 04-LN2, Class A2, 5.115s, 2041	48,775	48,878
FRB Ser. 12-C6, Class XA, IO, 2.092s, 2045	4,735,405	402,623
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.753s, 2046	615,000	667,675
FRB Ser. 12-C6, Class E, 5.381s, 2045	1,727,000	1,784,554
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	350,000	365,915
Ser. 06-C7, Class A2, 5.3s, 2038	411,687	412,165
Ser. 04-C8, Class F, 5.005s, 2039	750,000	758,100
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	892,811	9,202
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.029s, 2050	321,246	322,967
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	416,000
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO, 0.73s, 2043	19,347,719	3,134
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC, IO, 0.822s, 2049	46,524,237	330,787
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 14-C17, Class XA, IO, 1.439s, 2047	4,327,539	335,038
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.861s, 2049 F	26,961	27,046
FRB Ser. 07-T27, Class AJ, 5.827s, 2042	413,000	448,770
Ser. 07-IQ14, Class A2, 5.61s, 2049	147,238	148,763
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.355s, 2049	251,000	270,001
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	512,533	514,409
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	300,000	325,761
FRB Ser. 12-C4, Class XA, IO, 1.99s, 2045	6,409,789	628,409
FRB Ser. 12-C2, Class XA, IO, 1.9s, 2063	11,873,351	878,319

Absolute Return 100 Fund     25

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.896s, 2043	$1,207,000	$1,239,468
Ser. 06-C24, Class AJ, 5.658s, 2045	338,000	342,428
FRB Ser. 05-C20, Class B, 5.37s, 2042	1,020,000	1,027,187
FRB Ser. 06-C29, IO, 0.531s, 2048	34,489,118	183,482
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.661s, 2042	288,502	287,873
FRB Ser. 07-C31, IO, 0.382s, 2047	81,485,483	292,838
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C, 4.436s, 2046	500,000	524,050
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	655,000	696,200
Ser. 13-C18, Class AS, 4.387s, 2046	491,000	544,750
Ser. 13-UBS1, Class AS, 4.306s, 2046	305,000	336,372
FRB Ser. 13-C17, Class XA, IO, 1.753s, 2046	7,943,971	634,771
FRB Ser. 13-C14, Class XA, IO, 1.043s, 2046 F	5,792,698	302,428
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	399,000	435,377
FRB Ser. 11-C2, Class D, 5.648s, 2044	1,492,000	1,626,683
FRB Ser. 11-C4, Class D, 5.413s, 2044	1,045,000	1,134,609
FRB Ser. 11-C4, Class E, 5.413s, 2044	285,000	303,569
FRB Ser. 12-C10, Class D, 4.606s, 2045	279,000	276,908
FRB Ser. 12-C10, Class XA, IO, 1.932s, 2045 F	5,777,870	554,651
FRB Ser. 13-C12, Class XA, IO, 1.628s, 2048	1,555,438	121,096
		39,960,861
Residential mortgage-backed securities (non-agency) (1.9%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.207s, 2046 F	410,000	317,299
BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.358s, 2036	500,000	435,000
Countrywide Alternative Loan Trust FRB Ser. 05-38, Class A3, 0.531s, 2035	278,053	241,489
MortgageIT Trust FRB Ser. 05-1, Class 1M1, 0.901s, 2035	867,781	820,273
SG Mortgage Securities Trust FRB Ser. 05-OPT1, Class M2, 0.631s, 2035	350,000	286,643
Structured Asset Securities Corp. Mortgage Loan Trust FRB Ser. 05-WF3, Class M3, 0.761s, 2035 F	328,278	248,670
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.161s, 2034	569,793	541,304
FRB Ser. 05-AR17, Class A1B2, 0.591s, 2045	1,413,219	1,224,271
FRB Ser. 05-AR13, Class A1B3, 0.541s, 2045	681,952	612,052
		4,727,001
Total mortgage-backed securities (cost $57,305,308)		$60,138,324

ASSET-BACKED SECURITIES (4.0%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	$9,902,000	$9,902,000
Total asset-backed securities (cost $9,902,000)		$9,902,000

26     Absolute Return 100 Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (2.3%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (2.3%)
Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018	$27,755	$28,797
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017	172,934	181,116
4 1/2s, August 1, 2018	21,878	22,848
Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019	71,496	75,256
4 1/2s, TBA, June 1, 2045	1,000,000	1,087,031
4 1/2s, TBA, May 1, 2045	1,000,000	1,088,281
4s, TBA, May 1, 2045	1,000,000	1,068,750
3s, TBA, May 1, 2045	2,000,000	2,035,312
		5,587,391
Total U.S. government and agency mortgage obligations (cost $5,607,030)		$5,587,391

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 2s, September 30, 2020 Δ	$58,000	$59,370
Total U.S. treasury obligations (cost $57,971)		$59,370

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*	Principal amount/units	Value
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)	$1,340,000	$1,315,987
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †	500,000	490,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)	200,000	211,500
Total foreign government and agency bonds and notes (cost $2,012,119)		$2,017,487

MUNICIPAL BONDS AND NOTES (0.7%)*	Principal amount	Value
Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber, LLC), 0.3s, 10/1/27	$1,700,000	$1,700,000
Total municipal bonds and notes (cost $1,700,000)		$1,700,000

SWAP OPTIONS OUTSTANDING (0.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	$1,330,800	$23,874
1.925/3 month USD-LIBOR-BBA/May-25	May-15/1.925	11,620,000	13,479
(2.685)/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.685	2,612,800	12,986
(2.2125)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.2125	1,287,400	12,565
(2.325)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.325	1,287,400	7,518
1.9875/3 month USD-LIBOR-BBA/Jun-25	Jun-15/1.9875	1,287,400	6,900
1.835/3 month USD-LIBOR-BBA/May-25	May-15/1.835	11,620,000	5,578
1.875/3 month USD-LIBOR-BBA/Jun-25	Jun-15/1.875	1,287,400	4,081
1.875/3 month USD-LIBOR-BBA/May-25	May-15/1.875	1,429,400	1
Barclays Bank PLC
(2.1625)/3 month USD-LIBOR-BBA/May-25	May-15/2.1625	2,612,800	16,931

Absolute Return 100 Fund     27

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date cont.	Expiration date/strike	Contract amount	Value
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	$2,696,500	$20,898
2.043/3 month USD-LIBOR-BBA/May-25	May-15/2.043	1,306,400	3,606
1.4015/3 month USD-LIBOR-BBA/May-20	May-15/1.4015	5,225,600	3,292
1.3735/3 month USD-LIBOR-BBA/May-20	May-15/1.3735	2,612,800	1,228
1.294/3 month USD-LIBOR-BBA/May-20	May-15/1.294	5,225,600	993
1.266/3 month USD-LIBOR-BBA/May-20	May-15/1.266	2,612,800	366
Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	4,606,600	52,009
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	574,800	42,162
(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	574,800	25,803
1.9425/3 month USD-LIBOR-BBA/May-25	May-15/1.9425	15,493,400	23,085
(2.3085)/3 month USD-LIBOR-BBA/May-25	May-15/2.3085	2,612,800	5,435
1.765/3 month USD-LIBOR-BBA/May-25	May-15/1.765	5,040,000	1,613
Goldman Sachs International
(2.1065)/3 month USD-LIBOR-BBA/May-25	May-15/2.1065	5,225,600	41,021
2.655/3 month USD-LIBOR-BBA/May-45	May-15/2.655	653,200	20,935
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	232,800	9,314
1.8755/3 month USD-LIBOR-BBA/May-25	May-15/1.8755	5,225,600	2,508
Total purchased swap options outstanding (cost $485,881)			$358,181

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/$101.86	$3,000,000	$17,910
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/103.42	3,000,000	4,830
Total purchased options outstanding (cost $31,641)			$22,740

SHORT-TERM INVESTMENTS (34.5%)*	Principal amount/shares	Value
Albemarle Corp. commercial paper with a yield of 0.74%, May 4, 2015	$500,000	$499,967
Alcoa, Inc. commercial paper with a yield of 0.43%, May 8, 2015	1,500,000	1,499,840
Amphenol Corp. commercial paper with a yield of 0.46%, May 7, 2015	984,000	983,921
AXA Financial, Inc. commercial paper with a yield of 0.31%, July 1, 2015	1,250,000	1,249,438
Bacardi-Martini BV commercial paper with a yield of 0.45%, May 13, 2015	1,500,000	1,499,760
Banco Bilbao Vizcaya/NY FRN certificate of deposit with a yield of 1.11%, May 16, 2016	1,000,000	995,900
BASF SE commercial paper with a yield of 0.34%, December 21, 2015	1,500,000	1,496,406
Bell Canada commercial paper with a yield of 0.59%, June 2, 2015	1,500,000	1,499,200
Brookfield US Holdings, Inc. commercial paper with a yield of 0.52%, May 1, 2015	1,500,000	1,500,000

28     Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (34.5%)* cont.	Principal amount/shares	Value
Cabot Corp. commercial paper with a yield of 0.63%, May 1, 2015	$1,500,000	$1,500,000
Campbell Soup Co. commercial paper with a yield of 0.47%, July 10, 2015	1,000,000	999,558
CBS Corp. commercial paper with a yield of 0.46%, May 5, 2015	1,500,000	1,499,918
Church & Dwight Co., Inc. 144A commercial paper with a yield of 0.48%, May 19, 2015	1,500,000	1,499,625
Discovery Communications, LLC commercial paper with a yield of 0.51%, May 8, 2015	1,500,000	1,499,845
Entergy Corp. commercial paper with a yield of 0.78%, May 8, 2015	1,500,000	1,499,764
Ford Motor Credit Co., LLC commercial paper with a yield of 0.57%, May 1, 2015	500,000	500,000
Hawaiian Electric Co., Inc. commercial paper with a yield of 0.42%, May 5, 2015	1,500,000	1,499,917
Hewlett-Packard Co. commercial paper with a yield of 0.58%, May 5, 2015	1,200,000	1,199,920
Hyundai Capital America commercial paper with a yield of 0.55%, June 15, 2015	1,500,000	1,498,950
Kinder Morgan Inc./DE commercial paper with a yield of 0.66%, May 27, 2015	1,500,000	1,499,233
Kroger Co. (The) commercial paper with a yield of 0.40%, May 13, 2015	1,500,000	1,499,790
LyondellBasell Investment, LLC commercial paper with a yield of 0.41%, May 5, 2015	1,500,000	1,499,930
Manhattan Asset Funding Co., LLC asset backed commercial paper with a yield of 0.24%, June 3, 2015	2,500,000	2,499,450
Marriott International, Inc./MD commercial paper with a yield of 0.47%, May 8, 2015	1,500,000	1,499,854
Marsh & McLennan Cos., Inc. commercial paper with a yield of 0.49%, May 13, 2015	1,500,000	1,499,740
Mohawk Industries, Inc. commercial paper with a yield of 0.45%, May 11, 2015	1,555,000	1,554,797
Molson Coors Brewing Co. commercial paper with a yield of 0.43%, May 14, 2015	1,500,000	1,499,751
Mondelez International, Inc. commercial paper with a yield of 0.52%, May 11, 2015	1,500,000	1,499,779
National Grid USA commercial paper with a yield of 0.56%, May 6, 2015	1,500,000	1,499,881
Newell Rubbermaid, Inc. commercial paper with a yield of 0.63%, May 26, 2015	1,300,000	1,299,413
Nissan Motor Acceptance Corp. commercial paper with a yield of 0.32%, May 20, 2015	1,500,000	1,499,739
Putnam Short Term Investment Fund 0.07% L	Shares 25,042,467	25,042,467
SCANA Corp. commercial paper with a yield of 0.54%, May 18, 2015	$1,500,000	1,499,603
SSgA Prime Money Market Fund Class N 0.03% P	Shares 333,000	333,000
Starwood Hotels & Resorts Worldwide, Inc. commercial paper with a yield of 0.36%, May 4, 2015	$1,500,000	1,499,950
Time Warner Cable, Inc. commercial paper with a yield of 0.48%, June 8, 2015	1,500,000	1,499,224

Absolute Return 100 Fund     29

SHORT-TERM INVESTMENTS (34.5%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with an effective yield of 0.02%, August 6, 2015 # Δ §	$90,000	$89,997
U.S. Treasury Bills with an effective yield of 0.01%, July 2, 2015 # Δ §	2,455,000	2,454,990
U.S. Treasury Bills with an effective yield of 0.01%, May 21, 2015 §	200,000	199,999
U.S. Treasury Bills with an effective yield of 0.01%, May 7, 2015 Δ §	1,591,000	1,590,996
U.S. Treasury Bills with an effective yield of 0.005%, July 9, 2015 Δ §	450,000	450,000
Viacom, Inc. commercial paper with a yield of 0.45%, May 29, 2015	1,500,000	1,499,452
Vodafone Group PLC commercial paper with a yield of 0.30%, May 1, 2015	1,150,000	1,150,000
Whirlpool Corp. commercial paper with a yield of 0.54%, June 1, 2015	1,500,000	1,499,290
Wyndham Worldwide Corp. 144A commercial paper with a yield of 0.76%, May 7, 2015	900,000	899,870
Wyndham Worldwide Corp. commercial paper with a yield of 0.95%, May 6, 2015	700,000	699,905
Xerox Corp. commercial paper with a yield of 0.46%, May 21, 2015	1,500,000	1,499,600
Total short-term investments (cost $85,183,831)		$85,181,629

TOTAL INVESTMENTS
Total investments (cost $255,176,266)	$258,392,901

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments
VRDN

Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

30     Absolute Return 100 Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosuresand references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $246,548,030.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $23,418,634 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Short)	7	$1,117,156	Jun-15	$14,611
U.S. Treasury Bond Ultra 30 yr (Long)	1	164,500	Jun-15	123
U.S. Treasury Note 2 yr (Short)	7	1,534,859	Jun-15	(3,951)
U.S. Treasury Note 5 yr (Short)	36	4,324,781	Jun-15	(26,884)
U.S. Treasury Note 10 yr (Short)	5	641,875	Jun-15	1,396
Total				$(14,705)

Absolute Return 100 Fund     31

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/15 (premiums $3,376,406) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.275/3 month USD-LIBOR-BBA/May-25	May-15/2.275	$2,858,800	$372
2.10/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.10	1,287,400	4,686
2.955/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.955	5,225,600	10,399
(2.10)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.10	1,287,400	11,265
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	2,661,600	19,057
(2.015)/3 month USD-LIBOR-BBA/May-25	May-15/2.015	11,620,000	29,980
Barclays Bank PLC
2.3775/3 month USD-LIBOR-BBA/May-25	May-15/2.3775	2,612,800	2,874
2.265/3 month USD-LIBOR-BBA/May-25	May-15/2.265	2,612,800	7,891
Citibank, N.A.
(1.481)/3 month USD-LIBOR-BBA/May-20	May-15/1.481	2,612,800	3,475
(2.223)/3 month USD-LIBOR-BBA/May-25	May-15/2.223	653,200	6,983
(1.509)/3 month USD-LIBOR-BBA/May-20	May-15/1.509	5,225,600	8,831
Credit Suisse International
(1.865)/3 month USD-LIBOR-BBA/May-25	May-15/1.865	2,520,000	2,066
(2.06)/3 month USD-LIBOR-BBA/May-25	May-15/2.06	7,746,700	30,135
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	574,800	64,221
Goldman Sachs International
(2.35)/3 month USD-LIBOR-BBA/May-45	May-15/2.35	653,200	2,365
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	232,800	3,045
(1.991)/3 month USD-LIBOR-BBA/May-25	May-15/1.991	2,612,800	4,390
(2.5025)/3 month USD-LIBOR-BBA/May-45	May-15/2.5025	653,200	8,158
1.991/3 month USD-LIBOR-BBA/May-25	May-15/1.991	2,612,800	40,314
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	2,463,037
Total			$2,723,544

WRITTEN OPTIONS OUTSTANDING at 4/30/15 (premiums $31,250) (Unaudited)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/$102.64	$6,000,000	$18,780
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-15/99.86	2,000,000	6,540
Total			$25,320

32     Absolute Return 100 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
1.932/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.932	$2,680,300	$(11,257)	$165
2.047/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/2.047	2,680,300	(19,566)	(505)
(2.162)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-15/2.162	2,680,300	31,360	887
Goldman Sachs International
(2.155)/3 month USD-LIBOR-BBA/May-25 (Purchased)	May-15/2.155	1,828,960	(5,227)	(530)
JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	653,200	(16,005)	653
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	653,200	(16,597)	(1,534)
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	653,200	(17,380)	(1,666)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	1,265,300	(8,366)	(2,062)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	653,200	(18,290)	(4,045)
1.825/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.825	2,520,000	(10,836)	(4,586)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	2,530,500	(17,777)	(5,157)
1.9425/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.9425	2,520,000	(18,648)	(7,661)
(2.06)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-15/2.06	2,520,000	29,232	10,609
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	2,861,000	18,954	6,065
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	2,861,000	18,290	4,005
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	5,061,000	16,195	2,186
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	2,530,500	7,748	785
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	2,861,000	16,472	(1,430)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	2,861,000	16,306	(3,919)
Total			$(5,392)	$(7,740)

Absolute Return 100 Fund     33

TBA SALE COMMITMENTS OUTSTANDING at 4/30/15 (proceeds receivable $1,088,281) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, May 1, 2045	$1,000,000	5/13/15	$1,088,281
Total

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$2,661,600	$23,919	2/19/25	3 month USD-LIBOR-BBA	1.9575%	$(5,452)
2,661,600	(7,754)	2/19/25	2.1575%	3 month USD-LIBOR-BBA	(27,718)
2,661,600	(14,142)	2/19/25	2.0575%	3 month USD-LIBOR-BBA	(9,438)
522,560	(12,002)	4/28/45	2.31%	3 month USD-LIBOR-BBA	13,280
465,600	1,344	1/6/25	2.28%	3 month USD-LIBOR-BBA	(9,135)
465,600	5,767	1/6/25	2.53%	3 month USD-LIBOR-BBA	(15,524)
1,330,800	(18,050)	4/15/25	3 month USD-LIBOR-BBA	2.172%	(11,267)
1,330,800	11,693	4/15/25	2.052%	3 month USD-LIBOR-BBA	19,667
16,058,700 E	144,869	6/17/25	2.20%	3 month USD-LIBOR-BBA	89,868
22,805,600 E	27,200	6/17/17	1.10%	3 month USD-LIBOR-BBA	(60,442)
2,529,000	(20)	4/20/20	1.4895%	3 month USD-LIBOR-BBA	10,042
620,000	(21)	5/01/45	3 month USD-LIBOR-BBA	2.5385%	1,024
700,000	(24)	5/01/45	3 month USD-LIBOR-BBA	2.5395%	1,310
633,000	(2)	5/01/17	0.82%	3 month USD-LIBOR-BBA	39
517,800 E	(6,571)	6/17/45	2.38%	3 month USD-LIBOR-BBA	12,100
21,776,400 E	893,013	6/17/20	2.40%	3 month USD-LIBOR-BBA	92,273
363,000	(12)	4/16/45	2.36037%	3 month USD-LIBOR-BBA	13,260
1,232,400 E	(7)	4/20/19	3 month USD-LIBOR-BBA	1.8325%	(3,127)
313,800 E	(4)	4/20/27	2.3675%	3 month USD-LIBOR-BBA	5,172
597,200 E	(3)	4/20/19	3 month USD-LIBOR-BBA	1.85%	(1,312)

34     Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$144,200 E	$(2)	4/20/27	2.415%	3 month USD-LIBOR-BBA	$1,770
1,443,000	(49)	4/20/45	3 month USD-LIBOR-BBA	2.416%	(35,472)
50,000	(1)	4/20/25	2.00%	3 month USD-LIBOR-BBA	558
11,573,000	(43)	4/20/17	0.7665%	3 month USD-LIBOR-BBA	8,299
3,132,000	(106)	4/27/45	2.4005%	3 month USD-LIBOR-BBA	88,836
4,787,000	(18)	4/28/17	0.776%	3 month USD-LIBOR-BBA	3,867
2,510,000	(20)	4/28/20	3 month USD-LIBOR-BBA	1.488%	(11,391)
4,785,000	(63)	4/28/25	2.005%	3 month USD-LIBOR-BBA	53,558
909,000	(31)	4/28/45	3 month USD-LIBOR-BBA	2.3915%	(27,704)
121,000	(2)	5/01/25	2.14%	3 month USD-LIBOR-BBA	(128)
121,000	(2)	5/01/25	2.13894%	3 month USD-LIBOR-BBA	(116)
620,000	(21)	5/01/45	3 month USD-LIBOR-BBA	2.54461%	1,857
1,091,000	(9)	5/01/20	1.593%	3 month USD-LIBOR-BBA	(434)
1,904,700	(25)	1/9/25	3 month USD-LIBOR-BBA	2.07%	5,273
532,300	1,058	2/19/25	3 month USD-LIBOR-BBA	2.15%	4,680
266,150	609	2/19/25	3 month USD-LIBOR-BBA	2.15%	2,420
522,560	(2,778)	4/28/25	3 month USD-LIBOR-BBA	2.045%	(6,701)
Total	$1,047,690	$203,792
E Extended effective date.

Absolute Return 100 Fund     35

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$10,944	$192,000	5/11/63	300 bp	$13,133
CMBX NA BBB– Index	BBB–/P	11,483	186,000	5/11/63	300 bp	13,603
CMBX NA BBB– Index	BBB–/P	5,604	93,000	5/11/63	300 bp	6,665
CMBX NA BBB– Index	BBB–/P	2,939	43,000	5/11/63	300 bp	3,429
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	16,962	153,000	5/11/63	300 bp	18,706
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	12,187	297,000	5/11/63	300 bp	15,574
CMBX NA BBB– Index	BBB–/P	13,549	186,000	5/11/63	300 bp	15,670
CMBX NA BBB– Index	BBB–/P	13,718	179,000	5/11/63	300 bp	15,759
CMBX NA BBB– Index	BBB–/P	1,927	166,000	5/11/63	300 bp	3,820
CMBX NA BBB– Index	BBB–/P	2,520	164,000	5/11/63	300 bp	4,389
CMBX NA BBB– Index	BBB–/P	12,288	154,000	5/11/63	300 bp	14,044
CMBX NA BBB– Index	BBB–/P	11,924	154,000	5/11/63	300 bp	13,679
CMBX NA BBB– Index	BBB–/P	10,131	154,000	5/11/63	300 bp	11,886
CMBX NA BBB– Index	BBB–/P	17,174	152,000	5/11/63	300 bp	18,907
CMBX NA BBB– Index	BBB–/P	4,534	149,000	5/11/63	300 bp	6,232
CMBX NA BBB– Index	BBB–/P	9,711	122,000	5/11/63	300 bp	11,102
CMBX NA BBB– Index	BBB–/P	411	53,000	5/11/63	300 bp	1,015
CMBX NA BBB– Index	—	997	91,000	5/11/63	(300 bp)	(40)
CMBX NA BBB– Index	BBB–/P	861	110,000	1/17/47	300 bp	(63)
CMBX NA BBB– Index	BBB–/P	783	110,000	1/17/47	300 bp	(141)
CMBX NA BB Index	—	419	28,000	5/11/63	(500 bp)	149
CMBX NA BB Index	—	820	41,000	5/11/63	(500 bp)	425
CMBX NA BB Index	—	434	42,000	5/11/63	(500 bp)	30

36     Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$850	$48,000	5/11/63	(500 bp)	$387
CMBX NA BB Index	—	(468)	61,000	5/11/63	(500 bp)	(1,056)
CMBX NA BB Index	—	(584)	61,000	5/11/63	(500 bp)	(1,172)
CMBX NA BB Index	—	(556)	61,000	5/11/63	(500 bp)	(1,144)
CMBX NA BB Index	—	1,268	82,000	5/11/63	(500 bp)	478
CMBX NA BB Index	—	466	86,000	5/11/63	(500 bp)	(362)
CMBX NA BB Index	—	2,297	87,000	5/11/63	(500 bp)	1,459
CMBX NA BB Index	—	(324)	89,000	5/11/63	(500 bp)	(1,182)
CMBX NA BB Index	—	(2,358)	135,000	5/11/63	(500 bp)	(3,658)
CMBX NA BB Index	—	(956)	183,000	5/11/63	(500 bp)	(2,719)
CMBX NA BB Index	—	(2,599)	134,000	5/11/63	(500 bp)	(3,890)
CMBX NA BBB– Index	BBB–/P	(4,011)	266,000	5/11/63	300 bp	(978)
CMBX NA BBB– Index	BBB–/P	(3,265)	265,000	5/11/63	300 bp	(244)
CMBX NA BBB– Index	BBB–/P	(4,705)	243,000	5/11/63	300 bp	(1,934)
CMBX NA BBB– Index	BBB–/P	857	185,000	5/11/63	300 bp	2,966
CMBX NA BBB– Index	BBB–/P	(1,798)	179,000	5/11/63	300 bp	242
CMBX NA BBB– Index	BBB–/P	681	147,000	5/11/63	300 bp	2,357
CMBX NA BBB– Index	BBB–/P	90	135,000	5/11/63	300 bp	1,629
CMBX NA BBB– Index	BBB–/P	765	126,000	5/11/63	300 bp	2,201
CMBX NA BBB– Index	BBB–/P	1,478	124,000	5/11/63	300 bp	2,891
CMBX NA BBB– Index	BBB–/P	1,233	124,000	5/11/63	300 bp	2,646
CMBX NA BBB– Index	BBB–/P	86	124,000	5/11/63	300 bp	1,500
CMBX NA BBB– Index	BBB–/P	429	124,000	5/11/63	300 bp	1,843
CMBX NA BBB– Index	BBB–/P	(1,029)	123,000	5/11/63	300 bp	373
CMBX NA BBB– Index	BBB–/P	(1,133)	121,000	5/11/63	300 bp	247
CMBX NA BBB– Index	BBB–/P	(2,186)	121,000	5/11/63	300 bp	(807)
CMBX NA BBB– Index	BBB–/P	(400)	120,000	5/11/63	300 bp	968

Absolute Return 100 Fund     37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(401)	$120,000	5/11/63	300 bp	$967
CMBX NA BBB– Index	BBB–/P	(1,192)	119,000	5/11/63	300 bp	164
CMBX NA BBB– Index	BBB–/P	318	118,000	5/11/63	300 bp	1,664
CMBX NA BBB– Index	BBB–/P	5,312	111,000	5/11/63	300 bp	6,578
CMBX NA BBB– Index	BBB–/P	2,261	95,000	5/11/63	300 bp	3,344
CMBX NA BBB– Index	BBB–/P	(305)	90,000	5/11/63	300 bp	721
CMBX NA BBB– Index	BBB–/P	(362)	60,000	5/11/63	300 bp	322
CMBX NA BBB– Index	BBB–/P	(563)	59,000	5/11/63	300 bp	110
CMBX NA BBB– Index	—	(6,664)	142,000	1/17/47	(300 bp)	(5,472)
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(906)	131,000	5/11/63	300 bp	587
CMBX NA BB Index	—	640	38,000	5/11/63	(500 bp)	274
CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	532
CMBX NA BB Index	—	431	42,000	5/11/63	(500 bp)	26
CMBX NA BB Index	—	52	43,000	5/11/63	(500 bp)	(362)
CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	(1,173)
CMBX NA BB Index	—	(1,251)	118,000	5/11/63	(500 bp)	(2,388)
CMBX NA BB Index	—	(54)	27,000	1/17/47	(500 bp)	183
CMBX NA BBB– Index	BBB–/P	740	124,000	5/11/63	300 bp	2,153
CMBX NA BBB– Index	BBB–/P	(988)	123,000	5/11/63	300 bp	414
CMBX NA BBB– Index	BBB–/P	1,405	123,000	5/11/63	300 bp	2,807
CMBX NA BBB– Index	BBB–/P	(2,016)	121,000	5/11/63	300 bp	(637)
CMBX NA BBB– Index	BBB–/P	(482)	120,000	5/11/63	300 bp	886
CMBX NA BBB– Index	BBB–/P	(1,113)	119,000	5/11/63	300 bp	243
CMBX NA BBB– Index	BBB–/P	(1,193)	119,000	5/11/63	300 bp	163
CMBX NA BBB– Index	BBB–/P	(1,193)	119,000	5/11/63	300 bp	163

38     Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(644)	$59,000	5/11/63	300 bp	$29
CMBX NA BBB– Index	BBB–/P	(29)	10,000	5/11/63	300 bp	87
Total		$138,592	$203,399
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$9,902,000	$—
Corporate bonds and notes	—	93,425,779	—
Foreign government and agency bonds and notes	—	2,017,487	—
Mortgage-backed securities	—	59,821,025	317,299
Municipal bonds and notes	—	1,700,000	—
Purchased options outstanding	—	22,740	—
Purchased swap options outstanding	—	358,181	—
U.S. government and agency mortgage obligations	—	5,587,391	—
U.S. treasury obligations	—	59,370	—
Short-term investments	25,375,467	59,806,162	—
Totals by level	$25,375,467	$232,700,135	$317,299

Absolute Return 100 Fund     39

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(14,705)	$—	$—
Written options outstanding	—	(25,320)	—
Written swap options outstanding	—	(2,723,544)	—
Forward premium swap option contracts	—	(7,740)	—
TBA sale commitments	—	(1,088,281)	—
Interest rate swap contracts	—	(843,898)	—
Credit default contracts	—	64,807	—
Totals by level	$(14,705)	$(4,623,976)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40     Absolute Return 100 Fund

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $230,133,799)	$233,350,434
Affiliated issuers (identified cost $25,042,467) (Notes 1 and 5)	25,042,467
Foreign currency (cost $3) (Note 1)	3
Interest and other receivables	1,052,188
Receivable for shares of the fund sold	840,219
Receivable for investments sold	742,721
Receivable for sales of delayed delivery securities (Note 1)	1,121,031
Receivable for variation margin (Note 1)	111,990
Unrealized appreciation on forward premium swap option contracts (Note 1)	25,355
Unrealized appreciation on OTC swap contracts (Note 1)	232,821
Premium paid on OTC swap contracts (Note 1)	46,314
Total assets	262,565,543
LIABILITIES
Payable for investments purchased	3,998,773
Payable for purchases of delayed delivery securities (Note 1)	5,697,863
Payable for shares of the fund repurchased	1,684,215
Payable for compensation of Manager (Note 2)	103,586
Payable for Trustee compensation and expenses (Note 2)	33,689
Payable for distribution fees (Note 2)	45,188
Payable for variation margin (Note 1)	35,662
Unrealized depreciation on forward premium swap option contracts (Note 1)	33,095
Unrealized depreciation on OTC swap contracts (Note 1)	29,422
Premium received on OTC swap contracts (Note 1)	184,906
Written options outstanding, at value (premiums $3,407,656) (Notes 1 and 3)	2,748,864
TBA sale commitments, at value (proceeds receivable $1,088,281) (Note 1)	1,088,281
Collateral on certain derivative contracts, at value (Note 1)	333,000
Other accrued expenses	969
Total liabilities	16,017,513
Net assets	$246,548,030

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$255,236,953
Undistributed net investment income (Note 1)	508,657
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,457,751)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,260,171
Total — Representing net assets applicable to capital shares outstanding	$246,548,030
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund     41

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($116,139,704 divided by 11,457,158 shares)	$10.14
	Offering price per class A share (100/99.00 of $10.14)*	$10.24
	Net asset value and offering price per class B share ($1,887,623 divided by 186,825 shares)**	$10.10
	Net asset value and offering price per class C share ($23,833,689 divided by 2,364,449 shares)**	$10.08
	Net asset value and redemption price per class M share ($2,005,909 divided by 198,292 shares)	$10.12
	Offering price per class M share (100/99.25 of $10.12)*	$10.20
	Net asset value, offering price and redemption price per class R share ($161,480 divided by 16,027 shares)	$10.08
	Net asset value, offering price and redemption price per class R5 share ($10,492 divided by 1,029 shares)†	$10.19
	Net asset value, offering price and redemption price per class R6 share ($584,480 divided by 57,373 shares)	$10.19
	Net asset value, offering price and redemption price per class Y share ($101,924,653 divided by 10,025,876 shares)	$10.17
*	On single retail sales of less than $500,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

42     Absolute Return 100 Fund

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $22,726 from investments in affiliated issuers) (Note 5)	$2,595,098
Total investment income	2,595,098
EXPENSES
Compensation of Manager (Note 2)	540,900
Distribution fees (Note 2)	288,668
Other	580
Total expenses	830,148
Expense reduction (Note 2)	(401)
Net expenses	829,747
Net investment income	1,765,351

Net realized gain on investments (Notes 1 and 3)	439,722
Net realized loss on swap contracts (Note 1)	(1,936,859)
Net realized gain on futures contracts (Note 1)	127,633
Net realized loss on written options (Notes 1 and 3)	(467,909)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2)
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	533,748
Net loss on investments	(1,303,667)
Net increase in net assets resulting from operations	$461,684

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund     43

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$1,765,351	$3,442,596
	Net realized loss on investments and foreign currency transactions	(1,837,413)	(3,384,131)
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	533,746	3,467,110
	Net increase in net assets resulting from operations	461,684	3,525,575
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(1,683,363)	(2,322,820)
	Class B	(23,734)	(38,368)
	Class C	(121,397)	(168,857)
	Class M	(25,522)	(35,397)
	Class R	(2,368)	(3,775)
	Class R5	(161)	(173)
	Class R6	(9,370)	(9,126)
	Class Y	(1,615,330)	(1,245,828)
	Decrease from capital share transactions (Note 4)	(25,627,330)	(264,686)
	Total decrease in net assets	(28,646,891)	(563,455)
	NET ASSETS
	Beginning of period	275,194,921	275,758,376
	End of period (including undistributed net investment income of $508,657 and $2,224,551, respectively)	$246,548,030	$275,194,921
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

44     Absolute Return 100 Fund

This page left blank intentionally.

Absolute Return 100 Fund     45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015**	$10.25	.07	(.05)	.02	(.13)	—	(.13)	—	$10.14	.20*	$116,140	.33*	.66*	40*[f]
October 31, 2014	10.26	.13	.01	.14	(.15)	—	(.15)	—	10.25	1.37	136,276.64		1.32	98[f]
October 31, 2013	10.16	.15	.03	.18	(.08)	—	(.08)	—	10.26	1.73	160,057	.64[e]	1.49[e]	81[g]
October 31, 2012	10.15	.16	—[d]	.16	(.15)	—	(.15)	—	10.16	1.65	158,622	.65[e]	1.55[e]	238[g]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	—	10.15	(.79)	249,746	.67[e]	2.27[e]	186[g]
October 31, 2010	10.32	.20	(.05)	.15	(.03)	—[d]	(.03)	—[d]	10.44	1.50	169,380	1.01	1.92	199[g]
Class B
April 30, 2015**	$10.20	.06	(.05)	.01	(.11)	—	(.11)	—	$10.10	.05*	$1,888	.43*	.56*	42*[f]
October 31, 2014	10.21	.11	.01	.12	(.13)	—	(.13)	—	10.20	1.19	2,467.84		1.12	98[f]
October 31, 2013	10.12	.13	.02	.15	(.06)	—	(.06)	—	10.21	1.45	3,080	.84[e]	1.27[e]	81[g]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	—	10.12	1.48	2,655	.85[e]	1.33[e]	238[g]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	—	10.11	(1.03)	3,070	.87[e]	2.10[e]	186[g]
October 31, 2010	10.27	.16	(.04)	.12	—	—[d]	—[d]	—[d]	10.39	1.18	3,070	1.35	1.58	199[g]
Class C
April 30, 2015**	$10.15	.03	(.05)	(.02)	(.05)	—	(.05)	—	$10.08	(.21) *	$23,834	.70*	.29*	40*[f]
October 31, 2014	10.15	.06	—[d]	.06	(.06)	—	(.06)	—	10.15	.58	26,468	1.39	.56	98[f]
October 31, 2013	10.05	.08	.02	.10	—	—	—	—	10.15	1.00	30,621	1.39[e]	.75[e]	81[g]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	—	10.05	.90	40,649	1.40[e]	.80[e]	238[g]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	—	10.03	(1.56)	62,600	1.42[e]	1.58[e]	186[g]
October 31, 2010	10.26	.12	(.04)	.08	(.01)	—[d]	(.01)	—[d]	10.33	.78	68,078	1.76	1.17	199[g]
Class M
April 30, 2015**	$10.23	.07	(.05)	.02	(.13)	—	(.13)	—	$10.12	.16*	$2,006	.36*	.64*	40*[f]
October 31, 2014	10.24	.13	—[d]	.13	(.14)	—	(.14)	—	10.23	1.31	2,059.69		1.27	98[f]
October 31, 2013	10.14	.15	.02	.17	(.07)	—	(.07)	—	10.24	1.70	2,609	.69[e]	1.45[e]	81[g]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	—	10.14	1.61	2,973	.70[e]	1.48[e]	238[g]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	—	10.13	(.81)	3,576	.72[e]	2.22[e]	186[g]
October 31, 2010	10.31	.19	(.05)	.14	(.03)	—[d]	(.03)	—[d]	10.42	1.38	2,691	1.08	1.87	199[g]
Class R
April 30, 2015**	$10.18	.05	(.04)	.01	(.11)	—	(.11)	—	$10.08	.12*	$161	.46*	.53*	40*[f]
October 31, 2014	10.19	.11	—[d]	.11	(.12)	—	(.12)	—	10.18	1.12	214.89		1.06	98[f]
October 31, 2013	10.10	.13	.02	.15	(.06)	—	(.06)	—	10.19	1.50	311	.89[e]	1.26[e]	81[g]
October 31, 2012	10.09	.13	—[d]	.13	(.12)	—	(.12)	—	10.10	1.33	316	.90[e]	1.27[e]	238[g]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	—	10.09	(1.00)	317	.92[e]	2.06[e]	186[g]
October 31, 2010	10.30	.18	(.06)	.12	(.03)	—[d]	(.03)	—[d]	10.39	1.20	302	1.26	1.71	199[g]
Class R5
April 30, 2015**	$10.32	.08	(.05)	.03	(.16)	—	(.16)	—	$10.19	.28*	$10	.21*	.81*	40*[f]
October 31, 2014	10.32	.16	.01	.17	(.17)	—	(.17)	—	10.32	1.71	10.39		1.58	98[f]
October 31, 2013	10.21	.18	.02	.20	(.09)	—	(.09)	—	10.32	1.94	10	.39[e]	1.74[e]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238[g]
Class R6
April 30, 2015**	$10.31	.08	(.04)	.04	(.16)	—	(.16)	—	$10.19	.37*	$584	.21*	.80*	40*[f]
October 31, 2014	10.32	.16	.01	.17	(.18)	—	(.18)	—	10.31	1.63	583.39		1.56	98[f]
October 31, 2013	10.21	.16[h]	.04	.20	(.09)	—	(.09)	—	10.32	1.97	509	.39[e]	1.57[e,h]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	Absolute Return 100 Fund	Absolute Return 100 Fund	47

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
April 30, 2015**	$10.29	.08	(.04)	.04	(.16)	—	(.16)	—	$10.17	.38*	$101,925	.21*	.80*	40*[f]
October 31, 2014	10.30	.16	—[d]	.16	(.17)	—	(.17)	—	10.29	1.61	107,117.39		1.54	98[f]
October 31, 2013	10.21	.18	.02	.20	(.11)	—	(.11)	—	10.30	1.94	78,562	.39[e]	1.74[e]	81[g]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	—	10.21	1.90	71,603	.40[e]	1.78[e]	238[g]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	—	10.20	(.51)	80,840	.42[e]	2.55[e]	186[g]
October 31, 2010	10.34	.23	(.05)	.18	(.04)	—[d]	(.04)	—[d]	10.48	1.78	72,970.76		2.17	199[g]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d  Amount represents less than $0.01 per share.

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11
Class A	0.10%	0.33%	0.29%
Class B	0.10	0.33	0.29
Class C	0.10	0.33	0.29
Class M	0.10	0.33	0.29
Class R	0.10	0.33	0.29
Class R5	0.09	0.10	N/A
Class R6	0.07	0.08	N/A
Class Y	0.10	0.33	0.29

f  Portfolio turnover includes TBA purchase and sale commitments.

g  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
October 31, 2013	126%
October 31, 2012	641
October 31, 2011	424
October 31, 2010	436

h  The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

48	Absolute Return 100 Fund	Absolute Return 100 Fund	49

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 30, 2014 through April 30, 2015.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

50     Absolute Return 100 Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

Absolute Return 100 Fund     51

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date

52     Absolute Return 100 Fund

or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Absolute Return 100 Fund     53

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,473,374 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,444,369 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of

54     Absolute Return 100 Fund

credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2014, the fund had a capital loss carryover of $11,494,212 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$7,348,477	$2,652,664	$10,001,141	*
1,493,071	N/A	1,493,071	October 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $255,268,938, resulting in gross unrealized appreciation and depreciation of $4,438,203 and $1,314,240, respectively, or net unrealized appreciation of $3,123,963.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments

Absolute Return 100 Fund     55

under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.199% of the fund’s average net assets before an increase of $22,668 (0.009% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on

56     Absolute Return 100 Fund

the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $401 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $147, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$157,402
Class B	4,951
Class C	122,743
Class M	3,049
Class R	523
Total	$288,668

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $179 and $53 from the sale of class A and class M shares, respectively, and received $84 and $91 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $27 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$69,821,213	$73,685,198
U.S. government securities (Long-term)	—	—
Total	$69,821,213	$73,685,198

Absolute Return 100 Fund     57

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$50,736,200	$3,182,721	$26,000,000	$92,188
Options opened	172,136,000	967,129	32,000,000	192,187
Options exercised	(8,476,050)	(53,003)	—	—
Options expired	(22,191,550)	(71,274)	(34,000,000)	(140,625)
Options closed	(95,205,500)	(649,167)	(16,000,000)	(112,500)
Written options outstanding at the end of the reporting period	$96,999,100	$3,376,406	$8,000,000	$31,250

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,104,345	$21,336,806	7,395,684	$75,603,398
Shares issued in connection with reinvestment of distributions	130,105	1,315,364	184,523	1,872,905
	2,234,450	22,652,170	7,580,207	77,476,303
Shares repurchased	(4,074,053)	(41,303,128)	(9,884,467)	(100,996,686)
Net decrease	(1,839,603)	$(18,650,958)	(2,304,260)	$(23,520,383)

	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	7,952	$80,483	40,478	$412,316
Shares issued in connection with reinvestment of distributions	1,918	19,336	2,801	28,345
	9,870	99,819	43,279	440,661
Shares repurchased	(64,889)	(656,446)	(102,982)	(1,048,026)
Net decrease	(55,019)	$(556,627)	(59,703)	$(607,365)

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	107,392	$1,082,373	445,367	$4,518,102
Shares issued in connection with reinvestment of distributions	9,809	98,879	13,540	137,024
	117,201	1,181,252	458,907	4,655,126
Shares repurchased	(360,865)	(3,643,930)	(868,938)	(8,815,764)
Net decrease	(243,664)	$(2,462,678)	(410,031)	$(4,160,638)

58     Absolute Return 100 Fund

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	19,507	$197,189	11,982	$122,507
Shares issued in connection with reinvestment of distributions	2,275	22,950	3,206	32,478
	21,782	220,139	15,188	154,985
Shares repurchased	(24,798)	(250,526)	(68,781)	(700,525)
Net decrease	(3,016)	$(30,387)	(53,593)	$(545,540)

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	3,772	$37,926	10,405	$105,961
Shares issued in connection with reinvestment of distributions	143	1,433	374	3,775
	3,915	39,359	10,779	109,736
Shares repurchased	(8,925)	(89,877)	(20,213)	(204,886)
Net decrease	(5,010)	$(50,518)	(9,434)	$(95,150)

	Six months ended 4/30/15		Year ended 10/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	15	161	17	173
	15	161	17	173
Shares repurchased	—	—	—	—
Net increase	15	$161	17	$173

	Six months ended 4/30/15		Year ended 10/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	13,791	$140,657	11,557	$118,602
Shares issued in connection with reinvestment of distributions	922	9,370	896	9,126
	14,713	150,027	12,453	127,728
Shares repurchased	(13,845)	(140,712)	(5,249)	(53,616)
Net increase	868	$9,315	7,204	$74,112

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,045,069	$51,321,814	8,978,632	$92,113,316
Shares issued in connection with reinvestment of distributions	144,456	1,463,342	96,796	984,415
	5,189,525	52,785,156	9,075,428	93,097,731
Shares repurchased	(5,569,734)	(56,670,794)	(6,294,821)	(64,507,626)
Net increase (decrease)	(380,209)	$(3,885,638)	2,780,607	$28,590,105

Absolute Return 100 Fund     59

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,029	100.0%	$10,492
Class R6	1,030	1.8	10,496

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$—	$22,252,602	$22,252,602	$2,124	$—
Putnam Short Term Investment Fund*	43,011,817	165,026,109	182,995,459	20,602	25,042,467
Totals	$43,011,817	$187,278,711	$205,248,061	$22,726	$25,042,467

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$8,700,000
Purchased swap option contracts (contract amount)	$76,100,000
Written TBA commitment option contracts (contract amount) (Note 3)	$15,700,000
Written swap option contracts (contract amount) (Note 3)	$70,300,000
Futures contracts (number of contracts)	40
Centrally cleared interest rate swap contracts (notional)	$127,600,000
OTC credit default contracts (notional)	$8,900,000

60     Absolute Return 100 Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$81,960	Payables	$17,153
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	686,480*	Payables, Net assets — Unrealized depreciation	3,920,766*
Total		$768,440		$3,937,919

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$78,080	$78,080
Interest rate contracts	(606,855)	127,633	(2,014,939)	$(2,494,161)
Total	$(606,855)	$127,633	$(1,936,859)	$(2,416,081)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$45,345	$45,345
Interest rate contracts	425,542	(54,173)	453,365	$824,734
Total	$425,542	$(54,173)	$498,710	$870,079

Absolute Return 100 Fund     61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$109,807	$—	$—	$—	$—	$—	$109,807
OTC Credit default contracts*#	5,860	1,744	—	—	60,805	13,551	—	—	81,960
Futures contracts§	—	—	—	—	—	—	—	2,183	2,183
Forward premium swap option contracts#	—	1,052	—	—	—	—	24,303	—	25,355
Purchased swap options**#	86,982	16,931	—	30,383	150,107	73,778	—	—	358,181
Purchased options**#	—	—	—	—	—	—	22,740	—	22,740
Total Assets	$92,842	$19,727	$109,807	$30,383	$210,912	$87,329	$47,043	$2,183	$600,226
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	35,662	—	—	—	—	—	35,662
OTC Credit default contracts*#	—	—	—	—	13,849	3,304	—	—	17,153
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	505	—	—	—	530	32,060	—	33,095
Written swap options#	75,759	10,765	—	19,289	96,422	58,272	2,463,037	—	2,723,544
Written options#	—	—	—	—	—	—	25,320	—	25,320
Total Liabilities	$75,759	$11,270	$35,662	$19,289	$110,271	$62,106	$2,520,417	$—	$2,834,774
Total Financial and Derivative Net Assets	$17,083	$8,457	$74,145	$11,094	$100,641	$25,223	$(2,473,374)	$2,183	$(2,234,548)
Total collateral received (pledged)†##	$—	$—	$—	$11,094	$100,641	$—	$(2,444,369)	$—
Net amount	$17,083	$8,457	$74,145	$—	$—	$25,223	$(29,005)	$2,183

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

62	Absolute Return 100 Fund	Absolute Return 100 Fund	63

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

64     Absolute Return 100 Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 100 Fund     65

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

66     Absolute Return 100 Fund

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Absolute Return 100 Fund     67

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

68     Absolute Return 100 Fund

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA104
294692 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015